                                                                     Exhibit 4.1


NUMBER                              LOGO                          SHARES

    BAXS                        BRUKER AXS INC.              CUSIP 11679P 10 1
 COMMON STOCK            INCORPORATED UNDER THE LAWS          SEE REVERSE FOR
PAR VALUE $.01            OF THE STATE OF DELAWARE          CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                                 BRUKER AXS INC.

(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

John Bourke                                         Martin Haase
CHIEF FINANCIAL OFFICER                    PRESIDENT, CHAIRMAN AND CHIEF
                                                 EXECUTIVE OFFICER

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar,

By
                               Authorized Signature


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                                 BRUKER AXS INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF-GIFT MIN ACT- ..........Custodian...........
TEN ENT - as tenants by the entireties                       (Cust)                 (Minor)
JT TEN -  as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants                     Act .........................
          in common                                                     (State)

                                            UNIF TRF MIN ACT- .....Custodian (until age....)
                                                              (Cust)
                                                              ........under Uniform Transfers
                                                              (Minor)
                                                              to Minors Act .................
                                                                                (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                        Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------------------------


                                 -----------------------------------------------
                                 NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY
   ----------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15